UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant

to Section 13 or 15(D) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

CALAVO GROWERS, INC.

(Exact name of registrant as specified in its charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code: (805) 525-1245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVGW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 1, 2022, Calavo Growers, Inc. (the “Company”), Bank of America, N.A., as administrative agent, and Farm Credit West, PCA entered into the Seventh Amendment to Credit Agreement (the “Seventh Amendment”). The principal terms of the Seventh Amendment are as follows:

●	The minimum Consolidated Fixed Charge Coverage Ratio calculation for the Measurement Period ending on October 31, 2022 has been modified from 1.20:1.00 to 1.00:1.00.

●	The Company is permitted to declare cash dividends and distributions so long as (i) after giving effect to any such dividend or distribution, Loan Parties are in compliance with a new Consolidated Dividend Adjusted Fixed Charge Coverage Ratio of 1.20:1.00 and (ii) any such cash dividends or other distributions must be paid in the same fiscal quarter in which they are declared. Notwithstanding the foregoing restriction, the Company may, following the Seventh Amendment effective date, declare and make a dividend payment in an amount not to exceed $5,200,000 on or before January 31, 2023.

Credit facility terms not amended by the Seventh Amendment are described in the Company’s Form 10-K for the year ended October 31, 2021 and Form 10-Q for the quarter ended July 31, 2022.

The foregoing is a summary of the material terms and conditions of the Credit Agreement and not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Seventh Amendment to Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K, and the full text of the Credit Agreement and subsequent amendments, copies of which are on file with the Securities and Exchange Commission. Terms that are capitalized, but not defined, in this Form 8-K shall have the meanings ascribed to them in the Credit Agreement, as amended and modified, included as Exhibit 10.24 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on December 21, 2021.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	10.1	Seventh Amendment to Credit Agreement dated November 1, 2022.

	104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
November 2, 2022
	By:	/s/ Shawn Munsell
Shawn Munsell Chief Financial Officer (Principal Financial Officer)

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